Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Strategic Government Securities Fund

Gregory M. Staples has been added as portfolio manager of the fund and, together with Scott Agi, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Strategic Government Securities Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Scott Agi is provided as of October 31, 2015 and the information for Gregory M. Staples is provided as of March 31, 2016:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gregory M. Staples	$0	$0
Scott Agi	$0	$100,001 - $500,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gregory M. Staples	5	$1,971,947,883	0	$0
Scott Agi	2	$1,508,129,099	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gregory M. Staples	0	$0	0	$0
Scott Agi	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

April 20, 2016

SAISTKR-255

Gregory M. Staples	224	$33,734,782,535	0	$0
Scott Agi	30	$6,675,934,103	0	$0

Please Retain This Supplement for Future Reference